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                                                                    Exhibit 3.46
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               State of Tennessee                                                                       For Office Use Only
                  [State Seal]                          CERTIFICATE OF LIMITED PARTNERSHIP
              Department of State
               Corporate Filings
            312 Eighth Avenue North
     6th Floor, William R. Snodgrass Tower
              Nashville, TN 37243
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Pursuant to the provisions of the Tennessee Revised Uniform Limited Partnership act, Section 61-2-201, the undersigned general partner(s) hereby execute(s) a certificate of limited partnership.
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1.   The name of the limited partnership is:

_________________________________________________________________________________________________________________________________
     [NOTE:  Pursuant to Tennessee Revised Uniform Limited Partnership Act, Section 61-2-102(1), each limited partnership name must contain the words "Limited Partnership" or the abbreviation "L.P."]
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2.   The complete street address of the principal office is: ____________________________________________________________________

_________________________________________________________________________________________________________________________________
Street                                      City/State                          County                    Zip Code
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3.   The complete street address of the registered office in Tennessee is:

_________________________________________________________________________________________________________________________________
Street                                      City/State                          County                    Zip Code
Registered agent ________________________________________________________________________________________________________________
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4.   Any additional information determined necessary by the undersigned general partner(s):

_________________________________________________________________________________________________________________________________
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5.   If the document is not to be effective upon filing by the Secretary of State, the delayed effective date/time is: __________
___________________________________ , _________________________ (date), ______________________________________ (time).
     [NOTE:  A delayed effective date may not be later than the 90th day after the date this document is filed by the Secretary of State.]
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6.   This limited partnership, which was previously formed on __________________________________________________________ , hereby elects to be governed by the Tennessee Revised Uniform Limited Partnership Act (applies only to limited partnerships created prior to January 1, 1989).
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7.   The name, address, and signature of each general partner


_________________________________________________________________________________________________________________________________
Name (type or printed)                               Address                                              (Zip Code)


_________________________________________________________________________________________________________________________________
                                            Signature                                            Signature Date


_________________________________________________________________________________________________________________________________
Name (type or printed)                               Address                                              (Zip Code)


_________________________________________________________________________________________________________________________________
                                            Signature                                            Signature Date


_________________________________________________________________________________________________________________________________
Name (type or printed)                               Address                                              (Zip Code)


_________________________________________________________________________________________________________________________________
                                            Signature                                            Signature Date

[ ] Additional general partner(s) is/are listed on the attached ___________________________________  (number of page(s) which is/are fully incorporated herein by reference (check and complete if applicable).

SS-4470 (Rev. 5/02)                                           Filing Fee $100.00                                        RDA 2135
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